UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2011

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 11, 2011, Dot VN, Inc. issued a press release announcing that Dr. Lee Johnson, President and Co-Founder of Dot VN will be recognized at an awards ceremony held in Hanoi, Vietnam where he is to receive an award of merit from the Prime Minister’s Office, decision number 1237/QD-TTg dated July 07, 2011 for his achievements in the development of the Internet in Vietnam, contributing to the cause of socio-economic development of the country.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

99.1	Press Release dated October 11, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: October 11, 2011	By:	/s/ Dr. Lee Johnson
Name: Dr. Lee Johnson
Title: President, Chief Financial Officer and Chief Technical Officer

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Exhibit Index

No.           Description

99.1	Press Release dated October 11, 2011.

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